Exhibit 10.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of April 2, 2014 is by and among KAPSTONE KRAFT PAPER CORPORATION, a Delaware corporation (the “Borrower”), KAPSTONE PAPER AND PACKAGING CORPORATION, a Delaware corporation (the “Parent”), certain subsidiaries of the Parent identified on the signature pages hereto as Guarantors, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, the Borrower, the Parent, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have entered into that certain Amended and Restated Credit Agreement dated as of July 18, 2013 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to certain amendments to the Credit Agreement subject to the terms and conditions specified in this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Defined Terms.  Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.                                      Amendment.  Subject to the other terms and conditions of this Agreement (including the conditions precedent set forth in Section 3 hereof), in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement, the table is hereby amended to read as follows:

Applicable Rate
		Revolving Credit Facility and Term Loan A-1				Term Loan A-2
Pricing Level	Total Leverage Ratio	Base Rate Loans	Eurodollar Rate Loans	Unused Fee	Letter of Credit Fee	Base Rate Loans	Eurodollar Rate Loans
I	> 3.00x	1.00%	2.00%	0.40%	2.00%	1.25%	2.25%
II	> 2.25x but < 3.00x	0.75%	1.75%	0.35%	1.75%	1.00%	2.00%
III	>1.75x but < 2.25x	0.50%	1.50%	0.30%	1.50%	0.75%	1.75%
IV	> 1.00x but < 1.75x	0.25%	1.25%	0.25%	1.25%	0.50%	1.50%
V	<1.00x	0%	1.00%	0.25%	1.00%	0.25%	1.25%

3.                                      Conditions Precedent to Effectiveness.  This Agreement shall become effective as of the date hereof upon the satisfaction of the following conditions:

(a)                                 Execution of Counterparts of Agreement.  Receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Parent, the other

Guarantors, the Administrative Agent, the Lenders, the Voting Participants, the Swing Line Lender and the L/C Issuer; and

(b)                                 Fees and Expenses.  The payment by the Borrower to the Administrative Agent (or one of its Affiliates) of all fees and expenses which are due and payable to the Administrative Agent or the Lenders as of the date hereof, including all reasonable out of pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement (including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent).

4.                                      Representations and Warranties.  Each Loan Party hereby represents and warrants that (a) it is duly authorized to execute and deliver, and perform its obligations under, this Agreement; (b) the execution, delivery and performance by it of this Agreement do not and will not (i) require any consent or approval of any governmental agency or authority (other than any consent or approval which has been obtained and is in full force and effect), (ii) conflict with (A) any provision of Law, (B) the charter, by-laws or other organizational documents of any Loan Party or (C) any agreement, indenture, instrument or other document material to the business of any Loan Party, or any judgment, order or decree, which is binding upon any Loan Party or any of their respective properties; (c) the representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) on and as of the date hereof as though made on and as of such date, except for those which expressly relate to an earlier date, in which case they are true and correct in all material respects (except to the extent already qualified by materiality pursuant to the terms thereof) as of such date; and (d) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof and after giving effect to this Agreement, or will occur as a result of the transactions contemplated hereby.

5.                                      No Other Changes; Ratification.  Except as expressly modified or waived hereby, all of the terms and provisions of the Credit Agreement (including schedules and exhibits thereto) and the other Loan Documents shall remain in full force and effect.  The term “this Agreement” or “Credit Agreement” and all similar references as used in each of the Loan Documents shall hereafter mean the Credit Agreement as modified by this Agreement.  This Agreement shall constitute a “Loan Document” under, and as defined in, the Credit Agreement.  Except as herein specifically agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.  This Agreement shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach or default other than as specifically waived herein nor as a waiver of any breach or default of which the Lenders have not been informed by the Borrower, (ii) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Credit Agreement in all other instances, (iii) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Credit Agreement, or (iv) be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other document executed or delivered in connection therewith, whether arising as a consequence of any Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

6.                                      Expenses.  The Borrower agrees to pay all reasonable costs and expenses in connection with the preparation, execution and delivery of this Agreement, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC, special counsel to the Administrative Agent.

7.                                      Acknowledgment of Guarantors.  The Guarantors acknowledge and consent to all of the terms and conditions of this Agreement and agree that this Agreement and any documents executed in

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connection herewith do not operate to reduce or discharge the Guarantors’ obligations under the Credit Agreement or the other Loan Documents.

8.                                      Affirmation of Liens. Each Loan Party affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, the Security Agreement) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests.

9.                                      Counterparts; Facsimile/Email.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.  Delivery of an executed counterpart of this Agreement by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

10.                               Governing Law.  This Agreement shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York but otherwise without regard to the conflict of law principles thereof).

11.                               Entirety. This Agreement and the other Loan Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.  These Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no oral agreements between the parties.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	KAPSTONE KRAFT PAPER CORPORATION,
a Delaware corporation

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

GUARANTORS:	KAPSTONE PAPER AND PACKAGING
CORPORATION, a Delaware corporation

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Vice President and CFO

KAPSTONE CHARLESTON KRAFT LLC,
a Delaware limited liability company

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

KAPSTONE CONTAINER CORPORATION,
a Georgia corporation

	By:	/s/ Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

LONGVIEW FIBRE PAPER AND PACKAGING, INC.,
a Washington corporation

	By:	/s Andrea Tarbox
	Name:	Andrea Tarbox
	Title:	Treasurer

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE	BANK OF AMERICA, N.A.,
AGENT:	as Administrative Agent

	By:	/s/ Maria A. McClain
	Name:	Maria A. McClain
	Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

	By:	/s/ Brian McDonald
	Name:	Brian McDonald
	Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Christopher R. Lee
Name:	Christophe R. Lee
Title:	Assistant Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John D. Brady
Name:	John D. Brady
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:	/s/ James D. Weinstein
Name:	James D. Weinstein
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN SAVINGS BANK, F.S.B.,
as a Lender

By:	/s/ Rian DuBach
Name:	Rian DuBach
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE NORTHERN TRUST COMPANY,
as a Lender

By:	/s/ M. Scott Randall
Name:	M. Scott Randall
Title:	Second Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Chris M. Levine
Name:	Chris M. Levine
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRSTMERIT BANK, N.A.,
as a Lender

By:	/s/ Timothy Daniels
Name:	Timothy Daniels
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

RBS CITIZENS, N.A.,
as a Lender

By:	/s/ Ravi Pillay
Name:	Ravi Pillay
Title:	Officer

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

KEYBANK, N.A.,
as a Lender

By:	/s/ David A. Wild
Name:	David A. Wild
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By:	/s/ Bruce Dean
Name:	Bruce Dean
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST BANK OF HIGHLAND PARK,
as a Lender

By:	/s/ Martha F. McGuire
Name:	Martha F. McGuire
Title:	Senior Manager/Loan Capital Markets
Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGCHOICE FARM CREDIT, ACA,
as a Lender

By:	/s/ Joshua L. Larock
Name:	Joshua L. Larock
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COBANK, ACB,
as a Lender

By:	/s/ Zachary Carpenter
Name:	Zachary Carpenter
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ Lori Cummins-Meyer
Name:	Lori Cummins-Meyer
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE BUSINESS CREDIT CORP. (FORMERLY KNOWN AS CAPITAL ONE LEVERAGE FINANCE CORP.),
as a Lender

By:	/s/ Michael S. Burns
Name:	Michael S. Burns
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIFTH THIRD BANK, AN OHIO BANKING CORPORATION,
as a Lender

By:	/s/ Stephen C. Watts
Name:	Stephen C. Watts
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGSTAR FINANCIAL SERVICES, PCA,
as a Lender

By:	/s/ Graham J. Dee
Name:	Graham J. Dee
Title:	AVP Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Flaherty
Name:	Patrick Flaherty
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS BANK N.A.,
as a Lender

By:	/s/ Lauren Lavcrato
Name:	Lauren Lavcrato
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AMERICAN AGCREDIT, PCA,
as a Lender and as Voting Participant

By:	/s/ Michael J. Balok
Name:	Michael J. Balok
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

1ST FARM CREDIT SERVICES, PCA,
as a Lender

By:	/s/ Corey Waldinger
Name:	Corey Waldinger
Title:	Vice President, Capital Markets Group

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST TENNESSEE NATIONAL ASSOCIATION,
as a Lender

By:	/s/ James H. Moore, Jr.
Name:	James H. Moore, Jr.
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Matthew H. Jeffords
Name:	Matthew H. Jeffords
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK,
as a Lender

By:	/s/ Charles Randolph
Name:	Charles Randolph
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST MIDWEST BANK,
as a Lender

By:	/s/ David W. Nelson
Name:	David W. Nelson
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

MANUFACTURERS BANK,
as a Lender

By:	/s/ Sean Walker
Name:	Sean Walker
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BANKPLUS, A MISSISSIPPI BANKING CORPORATION,
as a Lender

By:	/s/ Jay Bourne
Name:	Jay Bourne
Title:	FVP

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

COÖPERATIEVE CENTRALE RAIFFEISEN BOERENLEENBANK B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH,
as a Lender

By:	John L. Church
Name:	John L. Church
Title:	Managing Director

By:	Peter Duncan
Name:	Peter Duncan
Title:	Managing Director

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

TD BANK, N.A.,
as a Lender

By:	/s/ Michele Dragonetti
Name:	Michele Dragonetti
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Corey Davis
Name:	Corey Davis
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THE PRIVATEBANK & TRUST,
as a Lender

By:	/s/ James Marsh
Name:	James Marsh
Title:	Associate Managing Director

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

STERLING SAVINGS BANK,
as a Lender

By:	/s/ F. Brooks Einstein
Name:	F. Brooks Einstein
Title:	Vice President, Commercial Banking

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST NATIONAL BANK OF OMAHA,
as a Lender

By:	/s/ Andrew Wong
Name:	Andrew Wong
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT MID-AMERICA, FLCA,
as a Voting Participant

By:	/s/ Ralph M. Bowman
Name:	Ralph M. Bowman
Title:	Vice President Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

UNITED FCS, FLCA (D/B/A FCS COMMERCIAL FINANCE GROUP),
as a Voting Participant

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

AGRIBANK, FCB,
as a Voting Participant

By:	/s/ Allan L. Ludwigson
Name:	Allan L. Ludwigson
Title:	Senior Lending Officer

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA,
as a Voting Participant

By:	/s/ Jeff Pavlik
Name:	Jeff Pavlik
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

BADGERLAND FINANCIAL, FLCA,
as a Voting Participant

By:	/s/ Kenneth H. Rue
Name:	Kenneth H. Rue
Title:	VP – Capital Markets

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL FARM CREDIT, FLCA,
as a Voting Participant

By:	/s/ Jeff Norte
Name:	Jeff Norte
Title:	Senior Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

NORTHWEST FARM CREDIT SERVICES, FLCA,
as a Voting Participant

By:	/s/ Jeremy A. Roewe
Name:	Jeremy A. Roewe
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT EAST, ACA,
as a Voting Participant

By:	/s/ Justin Brown
Name:	Justin Brown
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

LONE STAR, FLCA,
as a Voting Participant

By:	/s/ Jim Bob Reynolds
Name:	Jim Bob Reynolds
Title:	Chief Lending Officer

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

MID-ATLANTIC FARM CREDIT,
as a Voting Participant

By:	/s/ James E. May
Name:	James E. May
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FIRST SOUTH FARM CREDIT,
as a Voting Participant

By:	/s/ John W. Hurt
Name:	John W. Hurt
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT OF FLORIDA,
as a Voting Participant

By:	/s/ Michael W. Zolkos
Name:	Michael W. Zolkos
Title:	Cap. Markets Officer

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT WEST, FLCA,
as a Voting Participant

By:	/s/ Ben Madonna
Name:	Ben Madonna
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FARM CREDIT SERVICES SOUTHWEST, PCA,
as a Voting Participant

By:	/s/ Denise Warkomski
Name:	Denise Warkomski
Title:	Vice President

KAPSTONE KRAFT PAPER CORPORATION

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT